FINANCIAL ASSETS AND FINANCIAL LIABILITIES	12 Months Ended
Dec. 31, 2024
Disclosure of detailed information about financial instruments [abstract]
FINANCIAL ASSETS AND FINANCIAL LIABILITIES	FINANCIAL ASSETS AND FINANCIAL LIABILITIES
11(a)    Other financial assets and liabilities

	As of December 31,
	2024	2023
	US$’000	US$’000
Financial assets at fair value through other comprehensive income
Equity instrument (Note 11(d))	3,069	2,902
	3,069	2,902
Financial assets at fair value through profit or loss
Foreign exchange forward contracts (Note 11(c))	—	307
	—	307
(i)Financial assets and liabilities at fair value through profit or loss
Financial assets and liabilities at fair value through profit or loss reflect the changes in fair value of those foreign exchange forward contracts that are not designated in hedge relationships, but are intended to reduce the level of foreign currency risk for expected sales and purchase transactions.
(ii)Financial assets at fair value through other comprehensive income - unquoted equity instrument
Our Company holds unquoted equity instruments in Thai Metal Processing Co., Ltd., which is engaged in the fabrication of copper rods, and Leijyu Co., Ltd., which is engaged in the development of a renewable energy power generation system. These equity investments are strategically held for long-term purposes and are not expected to be sold in the short to medium term.
During the years ended December 31, 2024, 2023, and 2022, our Company received dividends of $96, $97, and $97, respectively, from investments held at the end of the reporting period. These dividends were recorded in other income (Note 7(f)) in the consolidated income statements.
11(b)    Interest-bearing loans and borrowings
Under the line of credit arrangements for short-term debt with our Company’s banks, our Company may borrow up to approximately $273,501 and $263,981 as of December 31, 2024 and 2023, respectively, on such terms as our Company and the banks may mutually agree. These arrangements do not have termination dates but are reviewed annually for renewal. As of December 31, 2024 and 2023, the unused portion of the credit lines was approximately $192,658 and $187,752, respectively, which included unused letters of credit amounting to $88,880 and $83,926, respectively.
Letters of credit are issued by our Company in the ordinary course of business through major financial institutions as required by certain vendor contracts. As of December 31, 2024 and 2023, our Company had open letters of credit amounting to $24,975 and $38,179, respectively. Liabilities relating to the open letters of credit are included in current liabilities.
Certain of our loan agreements contain covenants that, if violated, could result in the obligations under these agreements becoming due prior to their scheduled maturity dates. An operating subsidiary renewed the financing facility in November 2023 with a maturity date of September 30, 2027. However, the facility agreement includes a review clause that allows the bank to review the facility at any time during the term and to change its terms and conditions. Despite the repayment date being set for September 2027, this review clause means that out Company does not have an unconditional right to defer settlement for 12 months, since the bank retains the right to trigger a review event at any time. Consequently, the balance of $2,769 was reclassified as current rather than non-current as of December 31, 2024. Our Company was in compliance with these covenants requirements as of December 31, 2024 and 2023.
The following chart of interest-bearing loans and borrowings includes current and non-current loans, of which the current portion was $24,098 and $53,737 as of December 31, 2024 and 2023, respectively.

	As of December 31,
	2024				2023
	Interest rate	Maturity	Local currency		Interest rate	Maturity	Local currency
	%		‘000	US$’000	%		‘000	US$’000
Interest-bearing loans and borrowings
Bank loans	6.36	Sep. 2027	AUD$4,693	2,918	4.94	Nov. 2024	AUD$4,543	3,104
Bank loans	4.63~4.83	5/1/2025	SGD$6,000	4,416	5.11	Dec. 2024	SGD$6,000	4,551
Bank loans	4.76	Mar. 2027	THB$266,010	7,807	7.27	Feb. 2024	THB$309,488	9,090
Trust receipt	2.93 ~ 5.93	May 2025	THB$348,923	10,241	2.75 ~ 4.70	May 2024	THB$1,151,234	33,812
Trust receipt	4.96 ~ 5.36	Mar. 2025	SGD$4,875	3,588	5.46 ~5.61	Apr. 2024	SGD$4,193	3,180
Total				28,970				53,737
11(c)    Hedging activities and derivatives
(i)Commodity price risk
Our Company purchases copper on an ongoing basis as its operating activities require a continuous supply of copper for manufacturing products. To reduce the exposures to copper shortage, our Company enters into purchase contracts with commitment of monthly minimum purchase at market prices for selected operating units. The majority of these transactions take the form of contracts that are entered into and continue to be held for the purpose of receipt or delivery of the copper based on our Company’s expected purchase, sale or usage requirements. Such purchase commitment contracts are not deemed financial instruments or derivatives. To date, these contract positions have not had a material effect on our Company’s financial position, results of operations, and cash flow.
(ii)Foreign currency risk
Our Company enters into foreign exchange forward contracts with the intention to reduce the foreign exchange risk of expected sales and purchase transactions. These contracts are entered into the periods consistent with foreign currency exposure of the underlying transaction, generally from one to 12 months. These contracts are not designated in hedge relationships, and are measured at fair value through profit or loss.
As of December 31, 2024 and 2023, our Company had outstanding forward contracts with notional amounts of $2.9 million and $13.4 million, respectively. The outstanding forward contracts at December 31, 2024 mature between January 3, 2025 and July 2, 2025, respectively. Our Company recognized gain (loss) on forward contracts as other income (expenses) – refer to Note 7(f).
The forward contract balance varies with the expected foreign currency transactions and changes in foreign exchange rate.

	2024		2023
	Assets	Liabilities	Assets	Liabilities
	US$’000	US$’000	US$’000	US$’000
Foreign currency forward contracts
Fair value	—	21	307	74
11. FINANCIAL ASSETS AND FINANCIAL LIABILITIES (continued)
11(d)    Fair values
Set out below is a comparison of the carrying amounts and fair value of our Company’s financial instruments that are carried in the financial statements:

	Carrying amount		Fair value
	As of December 31,		As of December 31,
	2024	2023	2024	2023
	US$’000	US$’000	US$’000	US$’000
Financial assets - current
Financial assets at fair value through profit	—	307	—	307
Financial assets at amortized cost
Cash and cash equivalents	34,035	37,970	34,035	37,970
Trade receivables	102,789	104,955	102,789	104,955
Other receivables	1,257	1,670	1,257	1,670
Due from related parties	607	1,368	607	1,368
Financial assets - non-current
Financial assets at fair value through other comprehensive income	3,069	2,902	3,069	2,902
Financial assets at amortized cost
Long-term bank deposits*	1,259	1,454	1,259	1,454
Total	143,016	150,626	143,016	150,626

Financial liabilities - current
Liabilities at amortized cost
Interest-bearing loans and borrowings	24,098	53,737	24,098	53,737
Trade and other payables	57,220	51,743	57,220	51,743
Due to related parties	9,715	7,941	9,715	7,941
Accruals	8,246	15,250	8,246	15,250
Financial liabilities - non-current
Liabilities at amortized cost
Interest-bearing loans and borrowings	4,872	—	4,872	—
Total	104,151	128,671	104,151	128,671
*included in other non-current assets
(i)Methods and assumptions used to estimate fair value
The fair value of the financial assets and liabilities is included at the amount at which the instrument could be exchanged in a current transaction between willing parties, other than in a forced or liquidation sale. The following methods and assumptions were used to estimate the fair values:
▶Due to the short-term nature of financial assets and liabilities, including cash and cash equivalents, trade receivables, other receivables, due from related parties, trade and other payables, due to related parties, and accruals, their carrying amounts are considered to approximate their fair value.
11. FINANCIAL ASSETS AND FINANCIAL LIABILITIES (continued)
11(d)    Fair values (continued)
(i)Methods and assumptions used to estimate fair value (continued)
▶Fixed-rate and variable-rate receivables are evaluated by our Company based on parameters such as interest rates, specific country risk factors, individual creditworthiness of the customer and the risk characteristics of the financed project. Based on this evaluation, allowances were provided to account for the expected losses of these receivables. As of December 31, 2024 and 2023, the carrying amounts of such receivables, net of allowances, were not materially different from their calculated fair values.
▶Fixed rate long-term bank deposits and fixed rate and variable-rate borrowings are evaluated using discounted cash flows and the market rates or current rates for deposits of similar remaining maturities.
▶Fair value of financial liabilities at fair value through profit or loss - derivatives is derived from inputs other than quoted prices that are observable for the asset or liability.
▶Fair value of interest-bearing borrowings and loans are determined by using discounted cash flow method with discount rate that reflects the issuer’s borrowing rate as of the end of the reporting period. The non-performance risk as of December 31, 2024 was assessed to be insignificant.
(ii)Description of significant unobservable inputs to valuation

	Valuation technique	Significant unobservable inputs	Liquidity discount (2024 and 2023)	Sensitivity of the input to fair value
				2024	2023
Financial asset
Unquoted equity instrument	Market Approach Method	Liquidity Discount	30%	5% decrease in the discount would increase in fair value by $185	5% decrease in the discount would increase in fair value by $190
Our Company estimates the fair value of investment in equity instrument by using the market approach (market comparatives approach). The key in this method is the selection of quoted comparable companies and accommodate adjustments to bring the accounts of different companies into a broadly consistent framework for analysis. Then, select appropriate Indicators of Value. The followings should be taken into account:
▶Enterprise Value (EV) versus Market Capitalization;
▶Earnings-based: EBITDA +/or EBIT versus Net Earnings +/or Net Cash Flow
▶Balance Sheet based: Net Total Assets versus Shareholders Funds
Discount for the lack of liquidity to reflect the lesser liquidity of this equity instrument compared with those of its comparable public company peers. Our Company assessed the discount for the lack of liquidity to be 30 percent on the basis of relevant studies applicable in the region and industry as well as on the specific facts and circumstances of the equity instrument. The equity instrument’s finance performance is characterized by stable, consistent growth and profitability. Our Company believes the liquidity discount of 30% would be appropriate.
11. FINANCIAL ASSETS AND FINANCIAL LIABILITIES (continued)
11(d)    Fair values (continued)
(ii)Description of significant unobservable inputs to valuation (continued)
Our Company carries the equity instrument as financial assets at fair value through other comprehensive income classified as level 3 in the fair value hierarchy. A reconciliation of the beginning and closing balances is summarized below:

	2024	2023
	US$’000	US$’000
At January 1	2,902	1,553
Acquisitions	252	240
Recognized in other comprehensive income/(loss)	(67)	1,104
Exchange difference on translation	(18)	5
At December 31	3,069	2,902